UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

SPECTRASCIENCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State of other jurisdiction of incorporation)	000-13092 (Commission File Number)	41-1448837 (I.R.S. Employer Identification No.)

11568-11 Sorrento Valley Road, San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 847-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective June 15, 2012, SpectraScience, Inc. (the “Company”) entered into an exclusive distribution agreement (the “Agreement”) with PENTAX Europe GmbH (“PENTAX”). The Agreement provides that PENTAX will be the exclusive distributor of the Company’s WavSTAT Optical Biopsy System (“WavSTAT”) in certain European countries, as well as Turkey, Saudi Arabia, and South Africa. The exclusive distribution period runs for five years from the effective date of the Agreement. The Agreement also grants PENTAX a right of first refusal for distribution into any other territories within the boundaries of Europe, the Middle East and Africa.

The Agreement provides that PENTAX will initially pay the Company $30,000 for each WavSTAT console and $825 for each box of five optical biopsy forceps to be distributed by PENTAX, and sets forth certain minimum annual purchasing commitments per country by PENTAX. The Agreement has a term of five years from the effective date, with annual renewals thereafter, provided that PENTAX has met its minimum annual purchasing requirements. The Agreement is terminable by either party for breach, including the failure of PENTAX to fulfill its minimum annual purchasing commitments. The Agreement also provides for certain indemnification obligations of PENTAX and confidentiality obligations of both parties.

The foregoing description of the material terms of the Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Agreement, which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q.

ITEM 8.01	OTHER EVENTS

On June 18, 2012, the Company issued a press release announcing the entry into the Agreement with PENTAX. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements, including statements related to distribution of the Company’s products and sales and marketing activities, that are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Readers should not place undue reliance on forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. Readers should also carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated June 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2012	SPECTRASCIENCE, INC.

	By:	/s/ Jim Dorst
Jim Dorst
	Its:	Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 18, 2012.